UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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THE TAIWAN FUND, INC.

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THE TAIWAN FUND, INC.

c/o State Street Bank and Trust Company, P.O. Box 5049,
2 Avenue de Lafayette, Boston, Massachusetts 02206-5049
For questions about the Proxy Statement, please call (877) 864-5056

March 12, 2010

Dear Stockholder:

Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders of The Taiwan Fund, Inc. (the “Fund”) to be held on Monday, April 26, 2010.

The matters on which you, as a stockholder of the Fund, are being asked to vote are: (1) the election of the Fund’s directors; (2) the approval of the proposed Investment Advisory and Management Agreement (the “Proposed Agreement”) between the Fund and Martin Currie Inc. (“Martin Currie” or the “Proposed Adviser”); and (3) the approval of an amendment to the Fund’s Restated Certificate of Incorporation, increasing the number of authorized shares of Common Stock from 20,000,000 to 100,000,000.

After reviewing each matter carefully, the Board of Directors recommends that you vote FOR each of the proposals.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL AND CAST YOUR VOTE BY TELEPHONE, BY INTERNET OR BY USING THE ENCLOSED FORM OF PROXY CARD. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS WHICH WOULD INCREASE THE COSTS PAID BY ALL STOCKHOLDERS.

Thank you very much for your assistance.

Sincerely,

Harvey Chang
Chairman

THE TAIWAN FUND, INC.

Notice of the Annual Meeting of Stockholders
April 26, 2010

To the Stockholders of The Taiwan Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The Taiwan Fund, Inc. (the “Fund”) will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Monday, April 26, 2010 at 10:30 a.m., local time, for the following purposes:

(1)	To elect seven directors to serve for the ensuing year.

(2)	To approve the proposed Investment Advisory and Management Agreement (the “Proposed Agreement”) between the Fund and Martin Currie Inc. (“Martin Currie” or the “Proposed Adviser”).

(3)	To approve an amendment to the Fund’s Restated Certificate of Incorporation, increasing the number of authorized shares of Common Stock from 20,000,000 to 100,000,000.

(4)	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 5, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed form of proxy and returning it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the Board of Directors of the Fund.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON APRIL 26, 2010: This Notice and the Proxy Statement are available on the Internet at www.edocumentview.com/TWN.

By order of the Board of Directors

Elizabeth A. Watson
Assistant Secretary

March 12, 2010

PROXY STATEMENT

THE TAIWAN FUND, INC.

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Taiwan Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”), to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Monday, April 26, 2010 at 10:30 a.m., local time, and at any adjournments thereof.

This Proxy Statement and the form of proxy card are being mailed to stockholders on or about March 12, 2010. Any stockholder giving a proxy has the power to revoke it by executing a superseding proxy by telephone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the election of directors, for the approval of the Proposed Agreement and for the amendment to the Fund’s Restated Certificate of Incorporation, as described in this Proxy Statement.

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposals 1, 2 and 3 will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a stockholder is present in person or by proxy at the Meeting but does not cast a vote, the stockholder’s shares will count towards a quorum but will have no effect on Proposal 1 and will have the effect of a vote to disapprove Proposals 2 and 3.

The Board of Directors has fixed the close of business on March 5, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 18,575,112 shares of common stock.

Management of the Fund knows of no business other than those mentioned in Proposals 1, 2 and 3 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended August 31, 2009 to any stockholder requesting such report. Requests for the annual report should be made in writing to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049, Attention: William C. Cox, or by accessing the Fund’s website at www.thetaiwanfund.com or by calling (877) 864-5056.

IMPORTANT INFORMATION

This Proxy Statement discusses important matters affecting the Fund. Please take the time to read the proxy statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and form of proxy card by calling (877) 864-5056 or by accessing www.edocumentview.com/TWN. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019. To obtain directions to the Meeting, go to: www.cliffordchance.com, click on About Us, and select Offices, then select USA from the drop down menu for the country and select New York from the drop down menu for office. Finally, click on View Location Map to see a map of the location. You may also obtain directions by calling 1-212-878-8000.

PROPOSAL 1 — ELECTION OF DIRECTORS

Persons named in the accompanying form of proxy intend in the absence of contrary instruction to vote all proxies for the election of the seven nominees listed below as directors of the Fund to serve for the next year, or until their successors are elected and qualified. Each of the nominees for director has consented to be named in this Proxy Statement and to serve as a director of the Fund if elected. The Board of Directors of the Fund has no reason to believe that any of the nominees named below will become unavailable for election as a director, but if that should occur before the Annual Meeting for the Fund, the persons named as proxies in the proxy cards will vote for such persons as the Board of Directors of the Fund may recommend. None of the directors is an “interested person” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Director”)).

Information Concerning Nominees

The following table sets forth certain information concerning each of the nominees as a director, each of whom is currently serving as a director of the Fund. There is one Portfolio in the “Fund Complex” overseen by the Directors. The “Fund Complex” is the Fund and other funds advised by the Adviser or its affiliates.

			Principal
			Occupation(s)	Other
	Position(s)		or Employment	Directorships
Name, Address, and	Held with	Director	During Past Five	in Publicly-Held
Age	Fund	Since	Years	Companies or Funds

Independent Current Directors
M. Christopher Canavan, Jr. (70) 73 Brook Street Wellesley, MA 02482	Director	2003	Independent Consultant (2000-present).
Harvey Chang (58) 21/F, No. 172-1, Section 2, Ji-Lung Road Taipei, Taiwan, ROC	Chairman of the Board (since July 2005) and Director	2005	President and Chief Executive Officer, Taiwan Mobile Company Limited (September 2003-present).	Director, Taiwan Mobile Co. Ltd.; Director, CX Technology Corp.; Director, Lite-On Technology Corp.
Michael F. Holland (65) 375 Park Avenue, New York, New York 10152	Director	2007	Chairman, Holland & Company LLC (1995-present).	Director, The Holland Balanced Fund, Inc., The China Fund, Inc., Scottish Widows Investment Partnership Trust and Reaves Utility Income Fund; Trustee, State Street Master Funds and State Street Institutional Investment Trust.
Anthony Kai Yiu Lo (61) 2/F, Hong Villa 12 Bowen Street, Hong Kong	Director	2003	Chairman and Co-CEO, Shanghai Century Acquisition Inc. (January 2006-present); Founder and Managing Director, Prime Credit Ltd. (2001-January 2006).

			Principal
			Occupation(s)	Other
	Position(s)		or Employment	Directorships
Name, Address, and	Held with	Director	During Past Five	in Publicly-Held
Age	Fund	Since	Years	Companies or Funds

Christina Liu (52) 13 fl. No. 200 Keelung Road, Section 1, Taipei, Taiwan, ROC	Director	2005	Chief Economic Advisor, Daiwa Institute of Research (DIR) (2008-present); Legislator (People First Party, Two Consecutive Terms, First Chair National Legislative Representative), Legislative Yuan of the Republic of China (2002-2007); Finance Committee Chair, Legislative Yuan of the Republic of China (2005-2007); Financial Law Reform Committee Chair, Legislative Yuan of the Republic of China (2005-present); Professor of Finance, National Taiwan University (1993-present); Adjunct Professor of Economics and Management, Tsinghua University of Beijing (2001-present).
Joe O. Rogers, Ph.D. (60) 2477 Foxwood Drive Chapel Hill, NC 27514	Director	1986	Manager, The Rogers Team LLC (2001-present); President, Rogers International LLC (2009-present).	Director and Member of the Audit Committee, The China Fund, Inc.
Bing Shen (60) 1755 Jackson Street, #405 San Francisco, CA 94109	Director	2007	Independent Consultant (2005-present); President CDIB & Partners Investment Holding Corporation (May 2004-August 2005).	Supervisor, CTCI Corporation; Independent Non-Executive Director, Delta Networks, Inc., Chairman, Audit Committee, Delta Networks, Inc.; Chairman, Audit Committee, CTCI Corporation.

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) which is responsible for reviewing financial and accounting matters. The Fund’s Audit Committee is composed of directors who are independent (as defined in the New York Stock Exchange, Inc. (“NYSE”) listing standards, as may be modified or supplemented) and not interested persons of the Fund and its actions are governed by the Fund’s Audit Committee Charter, which is attached as Appendix A. The current members of the Audit Committee are Messrs. Canavan, Holland, Lo, Rogers and Shen. The Audit Committee convened four times during the fiscal year ended August 31, 2009.

The Fund’s Board of Directors has determined that the Fund has at least one audit committee financial expert. Mr. M. Christopher Canavan, Jr., an independent director, is the Audit Committee’s financial expert.

The Fund’s Board of Directors has a Nominating Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its Committees. The Nominating Committee does not consider nominees recommended by the security holders. The Board believes that it is appropriate for the Fund to have such a policy regarding nominees recommended by security holders because the Committee has not previously received any director candidate recommendations from a non-director stockholder. The Fund’s Nominating Committee is composed of Independent Directors (that is, directors who are not “interested persons” of the Fund as defined the 1940 Act) and each is independent (as defined in the NYSE listing standards), and its actions are governed by the Fund’s Nominating Committee Charter, attached hereto as Appendix B. The current members of the Nominating Committee are Messrs. Canavan, Chang and Lo and Ms. Liu. The Nominating Committee convened once during the fiscal year ended August 31, 2009.

Persons recommended by the Fund’s Nominating Committee as candidates for nomination as directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE.

The Fund’s Board of Directors has a Fair Valuation Committee which is responsible for establishing and monitoring policies and procedures reasonably designed to ensure that the Fund’s assets are valued appropriately, objectively and timely, reflecting current market conditions. The Fund’s Fair Valuation Committee is composed of directors who are not interested persons of the Fund as well as certain employees of the Fund’s Adviser, HSBC Global Asset Management (Taiwan) Limited. The current Directors who are members of the Fair Valuation Committee are Messrs. Holland, Lo and Rogers. The Fair Valuation Committee met once during the fiscal year ended August 31, 2009.

The Fund’s Board of Directors has an Investment Management Oversight Committee which is responsible for overseeing and evaluating the nature and quality of the investment services provided to the Fund by the Adviser in order to assist the Board in overseeing the investment services being provided to the Fund by the Adviser. The current members of the Investment Management Oversight Committee are Messrs. Chang and Shen and Ms. Liu. The Investment Management Oversight Committee convened four times during the fiscal year ended August 31, 2009.

The Fund’s Board of Directors has a Share Repurchase Program Committee which is responsible for overseeing and evaluating the Fund’s program to repurchase its shares on the market. The current members of the Share Repurchase Program Committee are Messrs. Rogers, Holland and Shen. The Share Repurchase Program Committee convened twice during the fiscal year ended August 31, 2009.

The Board of Directors of the Fund held four regular meetings during the fiscal year ended August 31, 2009. For the fiscal year ended August 31, 2009, each Director attended at least seventy-five percent of the aggregate number of meetings held during the fiscal year of the Board and of any committee on which he or she served.

For annual or special stockholder meetings, directors may but are not required to attend the meetings; and for the Fund’s last annual stockholder meeting, all of the Directors attended the meeting.

Stockholder Communications

Stockholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Ownership of Securities

The following table sets forth information regarding the ownership of securities in the Fund by the current directors, each of whom is a nominee for election as director, as of February 16, 2010.

Aggregate Dollar Range
of Equity Securities in
All Funds Overseen or
to be Overseen by
Director or Nominee in
Name of Director or	Dollar Range of Equity	Family of Investment
Nominee	Securities in the Fund	Companies†

Current Directors/Nominees
M. Christopher Canavan, Jr.	$1-$10,000	$1-$10,000
Harvey Chang	None	None
Michael F. Holland	$10,001-$50,000	$10,001-$50,000
Christina Liu	None	None
Anthony Kai Yiu Lo	None	None
Joe O. Rogers	$10,001-$50,000	$10,001-$50,000
Bing Shen	None	None

†	The term “Family of Investment Companies” means two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for the purposes of investment and investor services. The Fund is the only investment company in the Family of Investment Companies.

No director or nominee for election as director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the

Adviser or the Proposed Advisor, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Proposed Adviser.

Transactions with and Remuneration of Officers and Directors

The aggregate remuneration, including expenses relating to attendance at board meetings reimbursed by the Fund, paid in cash to directors not affiliated with the Adviser was $528,274 during the fiscal year ended August 31, 2009. The Fund currently pays each director that is not affiliated with the Adviser an annual fee of $20,000 plus $2,500 for each directors’ meeting and committee meeting attended in person, and $2,500 for each meeting attended by telephone.

The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended August 31, 2009, as well as the total compensation earned by each director from the Fund Complex.

		Pension or
		Retirement		Total Compensation
	Aggregate	Benefits Accrued	Estimated Annual	From Fund and Fund
	Compensation	As Part of Fund	Benefits Upon	Complex Paid to
Name of Person	From Fund(1)	Expenses	Retirement	Directors(2)

M. Christopher Canavan, Jr.	$45,000.00	—	—	$45,000.00
Harvey Chang	$45,000.00	—	—	$45,000.00
Michael F. Holland	$45,000.00	—	—	$45,000.00
Benny T. Hu(3)	$37,500.00	—	—	$37,500.00
Christina Liu	$45,000.00	—	—	$45,000.00
Anthony Kai Yiu Lo	$42,500.00	—	—	$42,500.00
Joe O. Rogers	$50,000.00	—	—	$45,000.00
Bing Shen	$52,500.00	—	—	$52,500.00

(1)	Includes all compensation paid to directors by the Fund. The Fund’s directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.

(2)	There is one fund in the Fund Complex.

(3)	Mr. Hu resigned as a director as of February 23, 2010.

Required Vote

The election of each director will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote for the election of the directors. For this purpose, votes that are withheld will have no effect on the outcome of the elections.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE SEVEN NOMINEES FOR DIRECTORS.

PROPOSAL 2 — APPROVAL OF PROPOSED INVESTMENT ADVISORY
AND MANAGEMENT AGREEMENT

On January 20, 2010, the Board of Directors, all of whom are Independent Directors, voted to approve and recommend to shareholders an Investment Advisory and Management Agreement (the “Proposed Agreement”) between the Fund and the proposed investment advisor for the Fund, Martin Currie Inc., (“Martin Currie” or the “Proposed Adviser”). The Proposed Agreement, if approved, will replace the current Discretionary Investment Management Agreement, dated April 3, 2009 (the “Current Agreement”) pursuant to which HSBC Global Asset Management (Taiwan) Limited (the “Adviser”) manages the assets of the Fund. The Current Agreement was approved by a vote of the Fund’s stockholders during an annual meeting of the Fund’s stockholders on March 24, 2009.

The Proposed Agreement provides for the Proposed Adviser to provide substantially the same investment advisory and management services as provided under the Current Agreement. The Proposed Adviser’s duties under the Proposed Agreement include making investment decisions, supervising the acquisition and disposition of investments and selecting brokers or dealers to execute these transactions in accordance with the Fund’s investment objective and policies and within the guidelines and directions established by the Fund’s Board of Directors.

Under both the Proposed Agreement and the Current Agreement, the Fund bears expenses for legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodian, sub-custodian, transfer agents and registrars; fees and expenses with respect to administration (except as may be expressly provided otherwise in the Proposed Agreement); expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of stockholder’s and other meetings. Under the Proposed Agreement, as is the case under the Current Agreement, the Proposed Adviser bears all other expenses associated with the performance of its duties (including employee salaries and overhead) other than expenses to be paid by the Fund, as specifically provided above. The Proposed Adviser also would pay the salaries and expenses of such of the Fund’s officers and employees and any fees and expenses of such of the Fund’s directors who are managers, members, officers or employees of the Proposed Adviser or any of its affiliates, provided, however, that the Fund, and not the Proposed Adviser, shall bear travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are managers, members, officers or employees of the Proposed Adviser to the extent that such expenses relate to attendance at meetings of the Board or any committee thereof, and provided, further, that such expenses are incurred in accordance with the Fund’s travel policy.

The Proposed Agreement may be terminated at any time, without payment of penalty by the Proposed Adviser or by the Fund acting pursuant to a vote of the Board of Directors or by a vote of a majority of the Fund’s outstanding securities (as defined in the 1940 Act) upon sixty (60) days’ written notice, and will terminate automatically in the event of its assignment (as defined in the 1940 Act) by the Proposed Adviser. The Proposed Agreement will also terminate (i) automatically if the Proposed Adviser ceases to be a member of the Financial Services Authority of the United Kingdom (the “FSA”) or any successor organization or (ii) upon proper notice if the Proposed Adviser is required to terminate the Proposed Agreement on the FSA’s instructions.

If approved by stockholders, the Proposed Agreement would remain in effect for an initial period of two years from the date of its execution by the Fund. Thereafter, the Proposed Agreement would continue in effect from year to year if its continuance is specifically approved at least annually by (i) a vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (ii) either a vote of a majority of the Board of Directors as a whole or a majority of the Fund’s outstanding shares of common stock as defined in the 1940 Act.

Fee Provisions of the Proposed Agreement

The advisory fee rate to be paid by the Fund under the Proposed Agreement is lower than the base fee rate currently being paid by the Fund under the Current Agreement and, unlike the Current Agreement, would not increase or decrease under the Proposed Agreement if the Fund outperformed or underperformed its benchmark.

Under the terms of the Current Agreement, the Adviser is entitled to receive for its services, a monthly basic fee, payable in NT dollars, at an annual rate of 1.00% of the Fund’s average daily net assets. In addition, the basic fee payable to the Adviser is subject to performance adjustments which may increase or decrease the basic fee (up to 0.30% per annum of the Fund’s average net assets) on a monthly basis, depending on the performance of the Fund’s investments compared to the performance of the Taiwan Stock Exchange Index during a rolling performance period of 36 months. Under the Proposed Agreement, the Proposed Adviser would be entitled to receive a fee for its services, computed daily and payable monthly in US dollars, at the annual rate of 0.90% on the first $150 million in total net assets under management, 0.80% on the next $150 million in total net assets under management and 0.70% on total net assets under management over $300 million. The proposed fee would not be subject to a performance adjustment.

The table below shows the aggregate amount of advisory fees paid by the Fund for the fiscal year ended August 31, 2009, along with the amount that would have been paid during the same period had the Proposed Agreement been in effect (“Pro Forma”), and the percentage difference that the pro forma fee represents. The average daily net assets for the Fund during the fiscal year ended August 31, 2009 were US$213,358,467. The adjusted fee represents the fee under the Current Agreement after giving effect to the performance fee adjustment provided for in the Current Agreement.

	Current		Pro Forma				Percent
	Advisory Fee		Advisory Fee		Difference		Difference

Base Fee	US$	2,474,457	US$	1,856,868	-US$	617,589	-24.96%
Adjusted Fee	US$	1,365,605		N/A	US$	491,263	35.98%

There were no additional payments made to the Adviser by the Fund for the fiscal year ended August 31, 2009.

If the Fund’s stockholders approve the Proposed Agreement, the proposed fee is expected to go into effect on or about May 1, 2010 or such later date following stockholder approval as is reasonably practicable if the stockholder meeting is held on or adjourned to a later date than currently expected.

The Factors Considered by The Board of Directors Regarding the Proposed Agreement

The Board was asked to approve the Proposed Agreement with substantially the same terms and conditions as the Current Agreement, except with respect to advisory fees as described above. The Board was assured by the Proposed Adviser that the Fund would continue to be managed in substantially the same manner under the Proposed Agreement as under the Current Agreement. The Proposed Agreement is legally required to be reviewed and re-approved by the Board once a year, after its initial two year term.

Approval Process

At its meeting in July 2009, the Board of Directors of the Fund (the “Board”), all of whom are Independent Directors, determined that it would be appropriate for the Board to review the arrangements for the management of the Fund’s assets and consider engaging a different investment adviser for the Fund. At that time, the Board appointed a committee (the “Committee”) to oversee the process of reviewing alternative investment advisers. The Committee retained a consultant to assist the Committee in identifying appropriate candidates to serve as investment adviser for the Fund and in preparing a request for proposal to be sent to the candidates. Initially, nine candidates were identified, based on the Committee’s review of information compiled by the consultant showing, among other things, that each candidate had experience managing portfolios consisting of Taiwan equity securities and was believed to have performed well in managing those portfolios. Following review by the Committee of additional information compiled by the consultant regarding these nine candidates, three were eliminated due to assessment of their capabilities and/or level of interest. The other candidates were asked to submit responses to requests for proposals that were sent to those candidates. Four candidates (each a “Candidate” and together the “Candidates”) submitted responses to the requests for proposals. After reviewing the responses, the Committee requested additional information from each Candidate. After reviewing the additional information provided by the Candidates, the Committee determined that each should make a presentation at the January 20, 2010 meeting of the Board of Directors. In advance of that meeting, each of the Directors was supplied with all of the information provided by each Candidate in response to the request for proposal and the request for additional information. Included in the information supplied by each Candidate was information addressing its compliance structure and its ability to provide the Fund with certain administrative services, and this information was reviewed by the Fund’s Chief Compliance Officer and Assistant Treasurer, respectively, each of whom provided his respective preliminary assessment of the Candidate’s compliance structure and administrative capabilities based on such information. Throughout the process, the Board and the Committee were advised by counsel.

At the Board meeting on January 20, 2010, with all Directors present, each of the Candidates made a presentation to the Board and responded to questions from the Board. Following the presentations, the Board discussed the relative merits of each Candidate and, after Martin Currie, Inc., the Proposed Adviser, agreed to reduce its proposed advisory fee and agreed to reductions in its fee as the Fund’s assets grow, the Board approved the selection of the Proposed Adviser as the investment adviser for the Fund, approved the Proposed Agreement and agreed to submit the selection of the Proposed Adviser for approval by the Fund’s stockholders at the next annual stockholder meeting in April 2010.

In making this selection, the Board noted the Proposed Adviser’s above average performance in managing a portfolio of Taiwan equity securities, the considerable experience of the proposed portfolio manager for the Fund in managing portfolios of equity securities of companies in the China region and the Proposed Adviser’s commitment to on-the-ground research of portfolio companies. The Board also noted that the advisory fee agreed to by the Proposed Adviser compared favorably with fees charged by advisers of other U.S. registered closed-end funds that invest in the China region and with the base advisory fee of the Adviser. The Board also considered the terms and conditions of the Proposed Agreement and the nature, scope and quality of services that the Proposed Adviser is expected to provide to the Fund, including compliance services. The Board also based its decision on the following considerations, among others, although the Board did not identify any consideration that was all important or controlling, and each Director attributed different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Adviser.  The Board reviewed and considered the nature and extent of the investment management services to be provided by the Proposed Adviser under the Proposed Agreement. The Board also reviewed and considered the nature and extent of the non-investment management, administrative services to be provided by the Proposed Adviser under the Proposed Agreement. The Board determined that the Proposed Adviser appeared to be capable of providing the Fund with investment management and administrative services of above average quality.

Performance, Fees and Expenses of the Fund.  The Board noted that the Proposed Adviser had not yet begun providing services to the Fund and, therefore, that there were limitations on the Board’s ability to evaluate the Proposed Adviser’s performance. Based, however, on the performance of the Proposed Adviser in managing a fund of Taiwan equity securities, the Board concluded that there was reason to believe that the Proposed Adviser could achieve above average performance over the long term in managing the Fund. The Board also considered that advisory fee rates under the Proposed Agreement would be lower than the base fee rate under the Current Agreement and, unlike the Current Agreement, would not increase under the Proposed Agreement if the Fund outperformed its benchmark. The Board also noted that other expenses of the Fund were not expected to increase as a result of the retention of the Proposed Adviser.

Economies of Scale.  The Board considered the economy of scale benefits that the Fund’s stockholders would be afforded as the management fee rate under the Proposed Investment Management Agreement declines as the Fund’s assets grow.

Other Benefits of the Relationship.  The Board considered whether there were other benefits that the Proposed Adviser and its affiliates may derive from their relationship with the Fund and concluded that any such benefits were likely to be minimal.

Resources of the Proposed Investment Adviser.  The Board considered whether the Proposed Adviser is financially sound and has the resources necessary to perform its obligations under the Proposed Agreement, noting that the Proposed Adviser appears to have the financial resources necessary to fulfill its obligations under the Proposed Agreement.

General Conclusions.  After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its stockholders to approve the Proposed Agreement. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

Information About the Proposed Adviser

Martin Currie Inc., the Proposed Adviser, was incorporated in New York in 1978 and registered as an investment adviser under the Investment Advisers Act of 1940. Martin Currie, Inc. is part of the Martin Currie group which is an independent investment management business based in Edinburgh, Scotland managing US$19.1 billion (as of December 31, 2009) in specialist active equity portfolios for clients in Europe, North America and Asia. Martin Currie has 260 employees worldwide and maintains 7 offices in 6 countries and territories. Martin Currie’s principal offices are located at Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, UK.

The following table sets forth certain information concerning the principal executive officer and each of the directors of Martin Currie Inc. Each of these persons is located at Martin Currie’s principal offices except Mr. Sandison who is located at 1350 Avenue of the Americas, Suite 3010, New York, NY 10019.

Name	Position Held with Proposed Adviser	Since

Willie Watt	Chief Executive Officer, President	2001
Grant Spence	Chief Compliance Officer	2010
Jacqui Hughes	Director/Head of Risk and Compliance	2006
Ralph Campbell	Director/Vice president Chief Finance Officer	2005
James Fairweather	Director/Vice president Chief investment officer	1997
Tim Hall	Director/Vice president, Head of the investment floor	2003
Allan MacLeod	Director/Vice president, Managing director, sales, marketing and client service	2003
Jamie Sandison	Director/Vice president North American client services and sales	2005
Christine Montgomery	Director/Vice president, Portfolio manager, global	2009

The table below lists Martin Currie’s non-executive directors. The address for all non-executive directors is Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, UK.

	Position
	Held with		Principal
	Proposed		Occupation
Name	Adviser	Since	or Employment

David Watts	Non-Executive Director	2002	Member, Martin Currie’s audit, nominations and remunerations committees; Director, JP Morgan Income and Growth Trust; Consultant, Key Asset Management.
John Gooch	Non-Executive Director	2006	Retired.
Richard DeMartini	Non-Executive Director	2007	Member, Martin Currie’s remuneration committee; Chairman of the Board, Munder Capital Management; Director, FBR Capital Markets and Partners Capital.
Jeremy Sillem	Non-Executive Director	2007	Member, Martin Currie’s nominations committee; Managing Partner and Founder, Spencer House Partners.
David Shearer	Non-Executive Director	2008	Chair, Martin Currie’s audit committee; Chairman, Crest Nicholson; Deputy Chairman, Aberdeen New Dawn Investment Trust; Senior Independent Director, Renold, STV Group and Superglass Holdings; Director, Mithras Investment Trust and Scottish Financial Enterprise.

The following table sets forth certain information concerning the individual who is anticipated to serve as the Fund’s portfolio manager.

Name	Position Held with Proposed Adviser	Since

Chris Ruffle	Portfolio Manager	1994

Required Vote

The 1940 Act requires that an investment advisory contract between an investment company and an investment adviser be in writing, that such contact specify, among other things, the compensation payable to the adviser pursuant thereto and that such contracts be approved by the holders of a majority of the Fund’s outstanding shares of common stock as defined in the 1940 Act and discussed below.

Approval of the Proposed Agreement will require the affirmative vote of a majority of the Fund’s outstanding shares of common stock. As defined in the 1940 Act, a “majority of the outstanding shares” means the lesser of 67% of the voting securities present at the Annual Meeting of Stockholders, if a quorum is present, or 50% of the outstanding securities. For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the Proposed Agreement. If this proposal is not approved by stockholders, the Fund will continue under the Current Agreement while the Board of Directors considers other steps.

A form of the Proposed Agreement is attached as Appendix C.

THE BOARD RECOMMENDS THAT THE SSTOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE PROPOSED AGREEMENT BETWEEN THE FUND AND MARTIN CURRIE.

PROPOSAL 3 — APPROVAL OF AN AMENDMENT TO THE FUND’S RESTATED CERTIFICATE OF INCORPORATION, INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
FROM 20,000,000 TO 100,000,000

On January 20, 2010, the Board and all of the Independent Directors, voted to approve and recommend to stockholders an amendment to Article Fourth of the Fund’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 100,000,000 (the “Share Increase Amendment”).

The text of the proposed amendment is set forth below.

RESOLVED, that Article Fourth of the Fund’s Restated Certificate of Incorporation be amended to read as follows:

“FOURTH: Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 100,000,000 shares of Common Stock, par value $.01 per share (“Common Stock”).”

The Share Increase Amendment will not change any other aspect of Article Fourth.

At March 5, 2010, the Fund had 18,575,112 shares of Common Stock outstanding. The Board has determined that the 1,424,888 shares of presently authorized but unissued Common Stock may be insufficient to permit the Fund to pay dividends in stock or to make additional offerings of its Common Stock in order to raise cash to take advantage of certain investment opportunities, if and as they become available. The Fund has recently paid dividends in stock and also has a dividend reinvestment and cash purchase plan (the “Plan”) pursuant to which the Fund may issue additional shares to participants in the Plan. In addition, the Fund anticipates that it may, in the future, engage in equity offerings of its securities for cash through either rights offerings to existing stockholders or secondary public or private offerings, although the Fund does not have any current plans to make any such additional offerings. In order to permit the Fund greater flexibility to effect stock dividends, authorize issuance pursuant to the Plan or issue additional shares of Common Stock from time to time in order to raise capital in public offerings, private offerings or rights offerings, as well as for other similar purposes, the Board of Directors considers it advisable that the Fund be in a position to issue up to approximately 81,424,888 additional shares without the requirement of stockholder approval.

Holders of capital stock of the Fund do not have any preemptive rights to subscribe for or purchase any shares of capital stock of the Fund, which means that current stockholders do not have a prior right to purchase any new issue of Common Stock of the Fund in order to maintain their proportionate ownership. Consequently, the issuance of additional shares of capital stock may dilute the interest of a current stockholder if additional shares are issued at less than the then current net asset value and the stockholder does not purchase, or is not offered the opportunity to purchase, additional shares. Under the 1940 Act, the Fund is not permitted to issue additional shares below their then current net asset value except by means of a rights offering made to the Fund’s stockholders. Pursuant to any such rights offering, each stockholder would be given the opportunity to purchase an additional number of shares such that the stockholder’s proportionate interest in the Fund would not be diluted.

Required Vote

Approval of the Share Increase Amendment will require the affirmative vote of a majority of the outstanding stock entitled to vote thereon. For this purpose, abstentions and broker non-votes will have the effect of a vote to disapprove the Share Increase Amendment.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE SHARE INCREASE AMENDMENT.

GENERAL INFORMATION

Officers of the Fund

The following table provides information concerning the officers of the Fund. It is anticipated that if the Proposed Agreement is approved by stockholders, Mr. Chen and Ms. Louie will resign.

Principal
	Position(s)		Occupation(s)
	Held with	Officer	or Employment
Name, Address, and Age	Fund	Since	During Past Five Years

Current Officers
*Andrew Chen (45) 24th/F, 99 Tun Hwa South Road, Section 2, Taipei, Taiwan ROC	President	2007	CEO, HSBC Global Asset Management (Taiwan) Limited (November 2004-present).

			Principal
	Position(s)		Occupation(s)
	Held with	Officer	or Employment
Name, Address, and Age	Fund	Since	During Past Five Years

*Adelina Louie (43) HSBC Global Asset Management (Hong Kong) Limited Level 22 HSBC Main Building 1 Queen’s Road Central, Hong Kong	Secretary and Treasurer	2004	Deputy Chief Operating Officer, Asia Pacific, HSBC Investments (Hong Kong) Limited (May 2006-present); Chief Operating Officer, HSBC Global Asset Management (Taiwan) Limited (March 2004-April 2006).
Richard F. Cook, Jr. (59) Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Chief Compliance Officer	2007	Employee of Foreside Fund Services, LLC (November 2005-January 2006); Director of Foreside Compliance Services, LLC (January 2006-present); Chief Compliance Officer, Guinness Atkinson Funds (November 2005-present); Chief Compliance Officer, Nomura Partners Funds, Inc. (April 2007-present); Founder and Managing Member of Northlake, LLC (2002-present).
William C. Cox (43) 2 Avenue de Lafayette, 4th Floor Boston, MA 02111	Assistant Treasurer	2009	Vice President and Senior Director, State Street Bank and Trust Company (1997-present).
Elizabeth A. Watson (55) 4 Copley Place, 5th Floor Boston, MA 02116	Assistant Secretary	2007	Vice President and Managing Counsel, State Street Bank and Trust Company (August 2007-present); Vice President and General Counsel (May 2004-July 2007), Quantitative Investment Advisors, Inc.; Clerk (July 2004-July 2007), Chief Legal Officer (January 2007-July 2007), Chief Legal Officer (January 2007-July 2007), Chief Compliance Officer (July 2004-December 2005), Quantitative Group of Funds; President and General Counsel, U.S. Boston Capital Corporation (May 2004-July 2007).
Proposed New Officers
*Jamie Skinner (49) Martin Currie Investment Management Saltire Court 20 Castle Terrance Edinburgh EH1 2ES Scotland United Kingdom	President	2010	Director, Head of Client Services, Martin Currie Investment Management Limited (October 2004-present); President of the China Fund, Inc.
*Chris Ruffle (51) Martin Currie Investment Management Limited Saltire Court 20 Castle Terrace Edinburgh, EH12ES Scotland United Kingdom	Vice President	2010	Director, MC China Limited (2006-present); Director, Heartland Capital Management Limited, (2006-present); Director, Martin Currie Investment Management Limited (1995-2006).

			Principal
	Position(s)		Occupation(s)
	Held with	Officer	or Employment
Name, Address, and Age	Fund	Since	During Past Five Years

Cynthia Morse-Griffin (34) Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	2010	Manager, Foreside Compliance Services, LLC (2008-present); Assistant Vice President, Citigroup Fund Services, LLC (2001-2008).
Elizabeth A. Watson (55) 4 Copley Place, 5th Floor Boston, MA 02116	Secretary	2010	Vice President and Managing Counsel, State Street Bank and Trust Company (August 2007-present); Vice President and General Counsel (May 2004-July 2007), Quantitative Investment Advisors, Inc.; Clerk (July 2004-July 2007), Chief Legal Officer (January 2007-July 2007), Chief Legal Officer (January 2007-July 2007), Chief Compliance Officer (July 2004-December 2005), Quantitative Group of Funds; President and General Counsel, U.S. Boston Capital Corporation (May 2004-July 2007).
Tracie A. Coop (33) 4 Copley Place, 5th Floor Boston, MA 02116	Assistant Secretary	2010	Vice President and Senior Counsel, State Street Bank and Trust Company (2007-present); Associate Counsel and Manager, Natixis Asset Management Advisors, L.P. (2006-2007); Associate Counsel, Natixis Asset Management Advisors, L.P. (2005-2006).

^	As of June 2, 2008, HSBC Investment (Taiwan) Limited changed its name to HSBC Global Asset Management (Taiwan) Limited.

*	Officer is considered to be an “interested person” (as defined in the 1940 Act) of the Fund, of the Adviser or of the Proposed Adviser.

Fund Administration

State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Audit Committee Report

The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended August 31, 2009 with management, the Adviser and Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm (“Tait Weller”), and has discussed with Tait Weller the matters required to be discussed by Statement on Auditing Standards No. 114 (The Auditor’s Communications with Those Charged with Governance, AU Section 380), as may be modified or supplemented. The Audit Committee has received the written disclosures and letter from Tait Weller required by Public Company Accounting Oversight Board (“PCAOB”)

Rule 3526 (Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence), as may be modified or supplemented, and has discussed with Tait Weller its independence. Based on the Audit Committee review and discussions referred to in the two preceding sentences, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund for the fiscal year ended August 31, 2009 be included in its annual report to stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

M. Christopher Canavan, Jr., Chairman of the Audit Committee
Joe O. Rogers, Member of the Audit Committee
Anthony Kai Yiu Lo, Member of the Audit Committee
Michael F. Holland, Member of the Audit Committee
Bing Shen, Member of the Audit Committee

Independent Registered Public Accounting Firm

Tait Weller serves as the Fund’s independent registered public accounting firm, auditing and reporting on the annual financial statements of the Fund and reviewing certain regulatory reports and the Fund’s federal income tax returns. Tait Weller also performs other professional audit and certain allowable non-audit services, including tax services, when the Fund engages it to do so. Representatives of Tait Weller are expected to be available via telephone at the Meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to appropriate questions at the Meeting.

Audit Fees.  For the fiscal years ended August 31, 2009 and August 31, 2008, Tait Weller billed the Fund aggregate fees of US$57,700 and US$57,700, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

Audit-Related Fees.  For the fiscal years ended August 31, 2009 and August 31, 2008, Tait Weller billed the Fund aggregate fees of US$6,800 and US$6,500, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent procedures applied to the semi-annual financial statement amounts (reading the semi-annual report and valuation and existence procedures on investments) as requested by the Fund’s audit committee.

Tax Fees.  For the fiscal years ended August 31, 2009 and August 31, 2008, Tait Weller billed the Fund aggregate fees of US$13,200 and US$13,200, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

All Other Fees.  For the fiscal years ended August 31, 2009 and August 31, 2008, Tait Weller did not bill the Fund any fees for products and services other than those disclosed above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act. All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended August 31, 2009 and August 31, 2008 were pre-approved by the Audit Committee. For the fiscal years ended August 31, 2009 and August 31, 2008, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Tait Weller.

Tait Weller did not bill any non-audit fees for services rendered to the Fund’s Adviser, or any entity controlling, controlled by, or under the common control with the Adviser that provides ongoing services to the Fund, for the fiscal years ended August 31, 2009 and August 31, 2008.

Security Ownership of Certain Beneficial Owners

Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund’s outstanding shares as of January 31, 2010.

	Name and Address of	Amount and Nature of	Percent
Title Of Class	Beneficial Owner	Beneficial Ownership	of Class

Common Stock	CEDE & CO FAST P.O. Box 20 New York, New York 10004-9998	18,533,306 shares	99.78%

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such are Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

	Name and Address of	Amount and Nature of	Percent
Title Of Class	Beneficial Owner	Beneficial Ownership	of Class

Common Stock	City of London 77 Gracechurch Street, London EC3V OAS England	Has sole power to vote and dispose of 4,639,490 shares.	25.44%
Common Stock	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	Has sole power to vote and dispose of 1,682,684 shares.	9.23%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Fund’s officers and directors, and beneficial owners of more than 10% of any class of equity security registered pursuant to Section 12 of the Exchange Act, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Fund, the Fund believes that during the past fiscal year all of its officers, directors and greater than 10% beneficial holders complied with all applicable filing requirements with one exception. As a result of an inadvertent administrative delay, a Form 3 for Mr. Cox was filed late in March 2009.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile or other electronic means, by officers of the Fund or personnel of the Adviser. The Fund has retained The Altman Group, Inc. to assist in the proxy solicitation. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $48,000, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund’s officers or agents in person, by telephone or by facsimile or other electronic means will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

In the event that sufficient votes in favor of the proposals set forth in the Notice of this Meeting are not received by April 26, 2010, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

Stockholder Proposals

In order to submit a stockholder proposal to be considered for inclusion in the Fund’s proxy statement for the Fund’s 2011 Annual Meeting of Stockholders, stockholder proposals must be received by the Fund (addressed to The Taiwan Fund Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, Massachusetts 02206-5049) not later than October 28, 2010. Any stockholder who desires to bring a proposal at the Fund’s 2011 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of the Fund (addressed to The Taiwan Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette,

Boston, Massachusetts 02206-5049), not before January 26, 2011 and not later than February 25, 2011.

By order of the Board of Directors,

Elizabeth A. Watson
Assistant Secretary

c/o State Street Bank and Trust Company
P.O. Box 5049
2 Avenue de Lafayette,
Boston, Massachusetts 02206-5049

March 12, 2010

Appendix A

The Taiwan Fund, Inc. (the “Fund”)

AMENDED AUDIT COMMITTEE CHARTER

I.	Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors:

(a) each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, or an “affiliated person” of the Fund, as described in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “1934 Act”);

(b) each of whom shall not accept any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors or any committee thereof) or have any other relationship to the Fund that may interfere with the exercise of such person’s independence from the Fund and Fund management;

(c) each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

(d) each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

(e) at least one of whom shall have accounting or related financial management expertise as the Board of Directors interprets such qualification in its business judgment.

The Audit Committee shall determine whether at least one member of the Audit Committee is a “financial expert” as defined in rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Sarbanes-Oxley Act of 2002 and shall consider whether any member thereof serves on the audit committee of any other public companies.

II.	Purposes of the Audit Committee

The Audit Committee, in its capacity as a committee of the Board of Directors, is directly responsible for the appointment, compensation, retention and oversight of the Fund’s independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee should report regularly to the Board of Directors with respect to the matters described in Section III of this Audit Committee Charter. The Fund’s independent accountants are required to report directly to the Audit Committee.

III.	Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a) to request information from the Fund’s independent accountants which would be material to the Audit Committee regarding: (i) the independent accountant’s registration with the Public Company Accounting Oversight Board (“PCAOB”) and (ii) the written findings of the PCAOB in connection with the PCAOB’s inspection of the Fund’s independent accountants;

(b) to preapprove all auditing services to be provided to the Fund by the Fund’s independent accountants*(;

(c) to pre-approve all non-auditing services, including tax services, to be provided to the Fund by the Fund’s independent accountants; provided, however, that the preapproval requirement with respect to the provision of non-auditing services to the Fund by the Fund’s independent accountants may be waived by the Audit Committee under the circumstances described in the 1934 Act**(;

(d) to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with PCAOB Rule 3526, to actively engage in a dialogue with the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund’s other service providers, and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(e) to receive and consider specific representations from the Fund’s independent accountants with respect to the independence of such accountants, audit partner rotation, and conflicts of interest described in Section 10A(l) of the 1934 Act, and to consider whether the provision of any non-audit services to the Fund by the Fund’s independent accountants as described in Section III(c) of this Audit Committee Charter is compatible with maintaining the independence of those accountants;

(*  The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals; provided, however, that the Audit Committee shall not delegate preapproval of the audit required by the 1934 Act. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.
(** The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant such preapprovals. The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

(f) to review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(g) to review and discuss the Fund’s audited financial statements with Fund management;

(h) to discuss with the independent accountants those matters required by Statement of Accounting Standards No. 114 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(i) to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC Rules to be included in the Fund’s annual proxy statement;

(j) to review legal and regulatory matters presented by counsel and the Fund’s independent accountants that may have a material impact on the Fund’s financial statements;

(k) to establish and administer policies and procedures relating to: (i) the hiring of employees or former employees of the Fund’s independent accountants; and (ii) the resolution of any disagreements between Fund management and the Fund’s independent accountants regarding accounting and/or financial reporting policies and procedures;

(l) to consider with the Fund’s independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(m) to receive and consider reports from the Fund’s independent accountants regarding: (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Fund management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and Fund management, such as any management letter or schedule of unadjusted differences;

(n) to receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of Fund internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for the Fund’s independent accountants any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

(o) to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters;

(p) to discuss with Fund management and the Fund’s independent auditors policies with respect to risk assessment and risk management and the quality and adequacy of the Fund’s internal controls and processes that could materially affect the Fund’s financial statements and financial reporting;

(q) to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed;

(r) to at least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review (if any peer review is conducted), of the firm, or by inquiry or investigation by governmental or professional authorities, within the preceding 5 years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issue; and (to assess the auditor’s independence) all relationships between the independent auditor and the Fund;

(s) to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors; and

(t) to perform such other functions consistent with this Audit Committee Charter, the Fund’s Certificate of Incorporation, the Fund’s By-laws, and applicable law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors).

Fund management is responsible for maintaining appropriate systems for accounting. The Fund’s independent accountants are responsible for conducting a proper audit of the Fund’s financial statements and are ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select (subject, if applicable, to shareholder approval) and evaluate the Fund’s independent accountants, to determine the compensation of the Fund’s independent accountants and, where appropriate, to replace the Fund’s independent accountants.

IV.	Meetings

The Audit Committee shall meet regularly with the Fund’s independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.	Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board of Directors, for payment of compensation to: (i) the Fund’s independent accountants and (ii) any advisers employed by the Audit Committee under this Section V.

Adopted October 20, 2003
Revised July 20, 2009

Appendix B

The Taiwan Fund, Inc.

NOMINATING COMMITTEE CHARTER

Purpose of Committee

The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of The Taiwan Fund, Inc. (the “Fund”) is to recommend individuals to the Board for nomination as members of the Board and its committees. The Committee shall report to the Board on a regular basis and not less than once a year.

Committee Membership

The Committee shall consist solely of three or more members of the Board, each of whom is, in the business judgment of the Board, “independent” under the rules of the New York Stock Exchange, Inc. (the “NYSE”) and “non-interested” under the Investment Company Act of 1940.

Members shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine. In appointing members of the Committee, the Board will take into consideration such factors as it deems appropriate including, but not limited to, judgment, skill, business experience and diversity.

Committee Structure and Operations

The Board shall designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. The Committee shall meet in person or telephonically at least once a year at a time and place determined by the Committee chairperson, with further meetings to occur when deemed necessary or desirable by the Committee or its chairperson. The Committee may request members of management or others to attend meetings and provide pertinent information as necessary.

Committee Duties and Responsibilities

The following are the duties and responsibilities of the Committee:

1. Make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board.

2. Identify individuals believed to be qualified to become Board members, and to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, requirements of the NYSE and the Securities and Exchange Commission (the “SEC”) to maintain a minimum number of

B-1

independent or non-interested directors, requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s audit committee and the extent to which the candidate generally would be a desirable addition to the Board and any committees of the Board. In the event the Fund is legally required, by contract or otherwise, to provide a third party with the ability to nominate a director, the selection and nomination of such director need not be subject to the Committee’s review.

3. Identify Board members qualified to fill vacancies on any committee of the Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate’s experience with the goals of the committee, the interplay of the candidate’s experience with the experience of other committee members, requirements of the NYSE for independent members to serve on the Fund’s audit and compensation committees and the Committee, and requirements of the SEC as to disclosure regarding persons with financial expertise on the Fund’s audit committee.

4. To periodically review director and committee member compensation and recommend any appropriate changes in compensation to the Board.

5. To fulfill any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and committee members.

Performance Evaluation

The Committee shall produce and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter and set forth the goals and objectives of the Committee for the upcoming year. The performance evaluation shall also recommend to the Board any improvements to the Committee’s charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to retain counsel and other experts or consultants at the expense of the Fund. The Committee shall have the sole authority to select and retain a consultant or search firm, to terminate any consultant or search firm retained by it, and to approve the consultant or search firm’s fees and other retention terms.

Adopted April 25, 2003

B-2

Appendix C

The Taiwan Fund, Inc.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

This Agreement, dated as of [          , 2010] between THE TAIWAN FUND, INC., a corporation organized under the Delaware Laws of the United States with a registered office at c/o State Street Bank and Trust Company, P.O. Box 5049, 2 Avenue de Lafayette, Boston, MA 02206-5409 (the ‘‘Fund”), and MARTIN CURRIE INC., a company incorporated in New York and registered as an investment adviser with the U.S. Securities and Exchange Commission and authorized and regulated by the Financial Services Authority of the United Kingdom, the regulator for financial services institutions in the United Kingdom (the “FSA”) (the “Investment Manager”).

The Fund is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), the shares of common stock of which are registered under the Securities Exchange Act of 1934 and listed on the New York Stock Exchange. The Fund’s investment objective is long-term capital appreciation through investment primarily in securities of Republic of China companies listed on the Taiwan Stock Exchange.

The Fund desires to retain the Investment Manager to provide investment management services with respect to the Fund’s assets, and the Investment Manager agrees to provide such services, based upon its professional investment judgment and within the scope of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants hereafter contained, the parties hereto hereby agree as follows:

1.	Appointment of Investment Manager

(a) The Fund hereby employs the Investment Manager for the period and on the terms and conditions set forth herein, subject at all times to the supervision of the Board of Directors of the Fund (the “Board”), to:

(i) Make all investment decisions for the assets of the Fund (the “Fund Assets”) and to manage the investment and reinvestment of the Fund Assets in accordance with the investment objective and policies of the Fund, as such investment objective and policies are amended from time to time by the Board (or with the concurrence of the Fund’s shareholders, in each case in accordance with the requirements of the 1940 Act), and subject always to the restrictions of the Fund’s Certificate of Incorporation and By-Laws, as amended or restated from time to time. Should the Board at any time make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall vote the Fund’s proxies in accordance with the

Fund’s proxy voting policies, which may be amended from time to time by the Board and communicated to the Investment Manager. The Investment Manager shall make such reports to the Board concerning such proxy voting as the Board may deem necessary or advisable and as may be required by rules and regulations under the 1940 Act. The Fund acknowledges that no assurance has been or can be provided that the investment objective of the Fund can or will be achieved. The Investment Manager shall take, on behalf of the Fund, all actions that the Investment Manager deems necessary to implement the investment policies of the Fund and to place all orders for the purchase or sale of portfolio securities for the Fund with brokers or dealers selected by the Investment Manager, and in connection therewith, the Investment Manager is authorized as agent of the Fund to give instructions to the custodians from time to time of the Fund Assets as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to seek to use its best efforts to obtain for the Fund the most favorable net results available (“best execution”). In using its best efforts to obtain for the Fund best execution, the Investment Manager shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Fund may communicate to the Investment Manager in writing, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Investment Manager or its affiliates an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable;

(ii) Assist the administrator of the Fund, as requested, in the preparation of the Fund’s periodic financial statements and in the valuation of the Fund Assets and the determination of its liabilities;

(iii) Prepare and make available to the Fund pertinent research and statistical data;

(iv) Maintain or cause to be maintained for the Fund all books and records required under the 1940 Act, to the extent that such books and records are not maintained or furnished by administrators, custodians or other agents of the Fund; and

(v) Provide the Fund with such other services and advice, consistent with the foregoing, as the Board may reasonably request.

(b) The Investment Manager accepts such appointment and agrees during the term of this Agreement to render such services, to permit any of its managers, members, officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions and to assume the obligations herein for the compensation herein provided. The Investment Manager shall for all purposes herein provided be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

2.	Compensation

For the services and facilities described in Section 1, the Fund agrees to pay to the Investment Manager, a fee in U.S. dollars in accordance with the schedule set forth as Exhibit A hereto. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that this Agreement is in effect during such month and year, respectively.

3.	Investment in Fund Stock

The Investment Manager agrees that it will not make a short sale of any shares of the Fund.

4.	Non-Exclusivity of Services

Nothing herein shall be construed as prohibiting the Investment Manager or any of its affiliates from providing investment advisory services to, or entering into investment advisory agreements with, any other clients (including other registered investment companies), including clients which may invest in Taiwanese or Chinese equity securities, so long as the Investment Manager’s services to the Fund pursuant to this Agreement are not materially impaired thereby, except that, without the prior written consent of the Fund the Investment Manager may not act as the investment adviser or investment manager to any other investment company that is listed on the New York Stock Exchange and that has the same investment strategy as the Fund. The Investment Manager is not obligated to purchase or sell for the Fund any security which the Investment Manager or its affiliates may purchase or sell for their own accounts or the accounts of other clients.

5.	Standard of Care; Indemnification

The Investment Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Investment Manager nor its officers, managers, members, employees, agents or controlling persons (as defined in the 1940 Act) shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or by reason of reckless disregard on the part of the Investment Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Investment Manager, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Investment Manager. In no event shall the Investment Manager have any responsibility for the acts or omissions of any other adviser of the Fund.

The Fund shall indemnify and hold harmless the Investment Manager, its officers, managers, members, employees, agents, controlling persons or other affiliates (each, an “Indemnified Party”) for any losses, costs and expenses incurred or suffered by any Indemnified Party arising from any action, proceeding or claims that may be brought against such Indemnified Party in connection with the performance or non-performance of its functions under this Agreement, except for such losses, costs and expenses resulting from willful misfeasance, bad faith or gross negligence in the performance of such Indemnified Party’s duties or from reckless disregard on the part of such Indemnified Party of such Indemnified Party’s obligations and duties under this Agreement.

6.	Allocation of Charges and Expenses

(a) The Investment Manager shall assume and pay for maintaining its staff and personnel and shall at its own expense provide the equipment, office space and facilities necessary to perform its obligations hereunder. The Investment Manager shall pay the salaries and expenses of such of the Fund’s officers and employees and any fees and expenses of such of the Fund’s directors who are managers, members, officers or employees of the Investment Manager or any of its affiliates, provided, however, that the Fund, and not the Investment Manager, shall bear travel expenses or an appropriate fraction thereof of directors and officers of the Fund who are managers, members, officers or employees of the Investment Manager to the extent that such expenses relate to attendance at meetings of the Board or any committee thereof, and provided, further, that such expenses are incurred in accordance with the Fund’s travel policy.

(b) In addition to the fee of the Investment Manager, the Fund shall assume and pay the following expenses: legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodian, sub-custodian, transfer agents and registrars; fees and expenses with respect to administration, except as may be herein expressly provided otherwise; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the Fund’s dividend reinvestment and cash purchase plan; costs of stationery; any litigation expenses; and costs of stockholder’s and other meetings.

7.	Potential Conflicts of Interest.

(a) Subject to applicable statutes and regulations, managers, members, officers, employees, agents or owners of the Investment Manager may be interested in the Fund as a director, officer, agent or otherwise.

(b) If the Investment Manager considers the purchase or sale of securities for the Fund and other advisory clients of the Investment Manager at or about the same time, transactions in such securities shall be made for the Fund and such other clients in accordance with the Investment Manager’s trade allocation procedures, as they may be amended from time to time and approved by the Board.

8.	Compliance with FSA requirements

In order for the Investment Manager to comply with the requirements of the FSA, the Fund and the Investment Manager will execute a Terms of Business Letter, as such term is defined under the FSA rules. The Terms of Business Letter will serve as the Fund’s acknowledgement that the Investment Manager has made to the Fund certain prescribed disclosures as required by the FSA.

9.	Duration and Termination

(a) This Agreement shall be effective for a period of two (2) years from the date hereof and shall continue in effect from year to year thereafter, provided that such continuance is specifically approved at least annually by (i) a majority of the members of the Board who are neither parties to this Agreement nor interested persons of the Fund or of the Investment Manager or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval, and (ii) separately by the Board (all directors voting) or by vote of a majority of the Fund’s outstanding voting securities.

(b) This Agreement may nevertheless be terminated at any time, without payment of penalty, by the Investment Manager or by the Fund acting pursuant to a vote of the Board or by vote of a majority of the Fund’s outstanding securities upon sixty (60) days’ written notice. This Agreement shall automatically be terminated in the event of its assignment, provided, however, that a transaction that does not, in accordance with the 1940 Act and applicable rules thereunder, result in a change of actual control or management of the Investment Manager’s business shall not be deemed to be an assignment for the purposes of this Agreement. This Agreement shall automatically be terminated if the Investment Manager ceases to be a member of the FSA or any successor organization. In addition, this Agreement shall be terminated upon proper notice if the Investment Manager is required to terminate the Agreement on the FSA’s instructions.

(c) Termination of this Agreement shall not (i) affect the right of the Investment Manager to receive payments of any unpaid balance of the compensation described in Section 2 earned prior to such termination or (ii) extinguish the Investment Manager’s right of indemnification under Section 5.

As used herein, the terms “interested person,” “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act.

10.	Amendment

This Agreement may be amended by mutual agreement, provided that if required by the 1940 Act or other applicable law any such amendment shall only become effective after the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund and (ii) a majority of the members of the Board who are not interested persons of the Fund or of the Investment Manager, cast in person at a meeting called for the purpose of voting on such approval.

11.	Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

12.	Notices

Any communication hereunder must be in writing and must be made by letter, telex or facsimile. Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall (unless that other person has by fifteen (15) days’ notice to the other specified another address) be made or delivered to that other person at the following relevant address:

If to the Investment Manager:

Martin Currie Inc.
Saltire Court
20 Castle Terrace
Edinburgh
EH1 2ES

Attention: Jamie Skinner
Telephone No.: +44 131 459 5854 / +44 782 597 1438
Facsimile No.: +44 131 222 2553

With copies to:

Ropes & Gray
One International Place
Boston, MA 02110
Attention: George Braxton Raine

Telephone No.: 617 951 7000
Facsimile No.: 617 951 7050

If to the Fund:

The Taiwan Fund, Inc.
c/o State Street Bank and Trust Company
P.O. Box 5409
2 Avenue de Lafayette, Boston, MA 02206-5409
Attention: Elizabeth A. Watson, Assistant Secretary
Telephone No.: 617-662-1118
Facsimile No.: 617-662-3805

With copies to:

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019-6131
Attention: Leonard Mackey, Esq.
Telephone No.: (212) 878-8000
Facsimile No.: (212) 878-8375

and shall, if made by letter, be deemed to have been received when delivered by hand or if sent by mail within ten (10) days if the letter is sent by first class mail, and shall, if sent by facsimile, be deemed to have been received upon production of a transmission report by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the facsimile number of the recipient and provided that a hard copy of the notice so served by facsimile is posted that same day as the notice was served by electronic means.

13.	Jurisdiction

Each party hereto irrevocably agrees that any suit, action or proceeding against either of the Investment Manager or the Fund arising out of or relating to this Agreement shall be subject to the jurisdiction of the United States District Court for the Southern District of New York or the Supreme Court of the State of New York, New York County, and each party hereto irrevocably submits to the jurisdiction of each such court in connection with any such suit, action or proceeding. Each party hereto waives any objection to the laying of venue of any such suit, action or proceeding in either such court, and waives any claim that such suit, action or proceeding has been brought in an inconvenient forum. Each party hereto irrevocably consents to service of process in connection with any such suit, action or proceeding by mailing a copy thereof by registered or certified mail, postage prepaid, to its address as set forth in this Agreement.

14.	Representation and Warranty of the Investment Manager

The Investment Manager represents and warrants that it is duly registered as an investment adviser under the U.S. Investment Advisers Act of 1940 and duly licensed by the FSA and that it will use its reasonable efforts to maintain effective such registration and license during the term of this Agreement.

15.	Representation and Warranty of the Fund

The Fund represents and warrants that it has full legal right to enter into this Agreement and to perform the obligations hereunder and that it has obtained all necessary consents and approvals to enter into this Agreement.

16.	Provision of Certain Information by the Fund

The Fund shall furnish the Investment Manager with copies of the Fund’s Certificate of Incorporation, By-Laws and Registration Statement on Form N-2, as amended or restated from time to time, any press releases made by the Fund and any reports made by the Fund to its shareholders, as soon as practicable after such documents become available. The Fund shall furnish the Investment Manager with any further documents, materials or information that the Investment Manager may reasonably request to enable it to perform its duties pursuant to this Agreement.

17.	Press Releases, Reports, Other Disclosures

Any reports, press releases or other disclosures made by the Fund that contain statements about the management of assets by the Investment Manager shall be subject to the prior approval of the Investment Manager.

18.	Severability

If any provision of the Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, such finding shall not affect the validity or enforceability of the remaining portions of this Agreement.

19.	Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

20.	Captions

The captions in this Agreement are included for convenience of reference only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

The Taiwan Fund, Inc.

By:
Name:     Harvey Chang

Title:	Chairman, Board of Directors

Martin Currie Inc.

By:
Name:     [          ]

Title:	[ ]

EXHIBIT A

The Investment Manager shall receive a fee for its services under the Agreement, computed daily and payable monthly, at the annual rate of 0.90% on the first $150 million in total net assets under management, 0.80% on the next $150 million in total net assets under management and 0.70% on total net assets under management over $300 million.

The net asset value of the Fund Assets shall be determined in the manner provided in the Fund’s Registration Statement on Form N-2.

[BACK OF CARD]
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN
THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE

Proxy – THE TAIWAN FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS – April 26, 2010
The undersigned hereby appoints Joe O. Rogers, Michael F. Holland and Elizabeth A. Watson, and each of them, the proxies of the undersigned, with full power of substitution to each of them, to vote all shares of The Taiwan Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Taiwan Fund, Inc. to be held at the offices of Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, on Monday, April 26, 2010 at 10:30 a.m., local time, and at any adjournments thereof, unless otherwise specified in the boxes provided on the reverse side hereof, for the election of the directors named on the reverse side, for the approval of the Investment Advisory and Management Agreement, for the approval of the amendment to the Fund’s Restated Certificate of Incorporation and in their discretion, on any other business which may properly come before the Meeting or any adjournments thereof. The undersigned hereby revokes all proxies with respect to such shares heretofore given. The undersigned acknowledges receipt of the Proxy Statement dated March 12, 2010.
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

[FRONT OF CARD]
THE TAIWAN FUND, INC.
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR
Proxies submitted by the Internet or telephone must be received by
1:00 a.m. Central Time, on April 26, 2010
Vote by Internet
•	Log on to the Internet and go to www.envisionreports.com/TWN

•	Follow the steps outlined on the secure website.
Vote by Telephone
•	Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone phone. There is NO CHARGE to you for the call.

•	Follow the instructions provided by the recorded message.
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside of the designated areas.

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
A.      Proposals – The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.
1.     Election of Directors.

	For	Withhold		For	Withhold		For	Withhold
01 - Harvey Chang*	☐	☐	02 - Michael F. Holland*	☐	☐	03 - Christina Liu*	☐	☐
04 - Joe O. Rogers*	☐	☐	05 - Bing Shen*	☐	☐	06 - M. Christopher Canavan, Jr.*	☐	☐
07 - Anthony Kai Yiu Lo*	☐	☐	* Each to serve as directors of The Taiwan Fund, Inc. for the next year or until their successors are elected and qualified.

2. The approval of the Investment Advisory and Management Agreement between the Fund and Martin Currie Inc.	FOR	☐	AGAINST	☐	ABSTAIN	☐
3. The approval of an amendment to the Fund’s Restated Certificate of Incorporation, increasing the number of authorized shares of Common Stock from 20,000,000 to 100,000,000.	FOR	☐	AGAINST	☐	ABSTAIN	☐
B       Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

C        Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within box.	Signature 2 – Please keep signature within box.